Transformation through Distinctive Performance Barclays Energy‐Power Conference September 4, 2014 Exhibit 99.1

2 Forward Looking Statements • This Presentation includes forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements  relate to, among other things: – The market outlook, including expectations regarding crude oil production growth, feedstock costs, differentials, spreads, import and export opportunities, the Tesoro  index and the anticipated costs of crude movements;  – The timing, value and type of expected synergies from our acquisition of BP’s Southern California refining and marketing business in June 2013 and the capital  expenditures needed to realize such synergies, as well as our California emissions and the impact of the California regulatory environment; – Tesoro’s competitive position and competitive advantages, including its advantaged feedstock position, the costs, benefits and timing of projects designed to enhance  gross margin capture, earnings diversification and marking optimization through brand expansion and growth; – West Coast logistics development, transportation advantages and refining system opportunities;  – The timing and results of Tesoro’s disciplined business improvement program; – The results of Tesoro’s logistics growth strategy, including plans for Tesoro Logistics LP (“TLLP”), the potential value of possible future asset sales to TLLP, TLLP’s organic  growth opportunities, the value to Tesoro of distributions from TLLP, the implied enterprise value of TLLP and the value of Tesoro’s stake in TLLP; – Maintenance of Tesoro’s financial priorities, including balance sheet strength, Tesoro’s target debt capitalization, and TLLP’s target debt to EBITDA level; – Capital expenditures, turnaround spending, and the cost, timing and return on capital projects, including expectations regarding incremental EBITDA improvements  and expectations regarding the joint venture project at the Vancouver Energy; and; – Expectations regarding free cash flow, the implementation of Tesoro’s cash strategy and the return of excess cash flow to shareholders through dividends and share  repurchases. – Xylene demand growth and Tesoro’s competitiveness as a supplier of xylene.  • We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "predict", "project", “should”, "will" and  similar terms and phrases to identify forward‐looking statements in this Presentation.  • Although we believe the assumptions upon which these forward‐looking statements are based are reasonable, any of these assumptions could prove  to be inaccurate and the forward‐looking statements based on these assumptions could be incorrect. Our operations and anticipated transactions  involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our  results of operations and whether the forward‐looking statements ultimately prove to be correct. • Actual results and trends in the future may differ materially from those suggested or implied by the forward‐looking statements depending on a  variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward‐looking statements attributable to  us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any  information contained herein or to publicly release the results of any revisions to any forward‐looking statements that may be made to reflect events  or circumstances that occur, or that we become aware of, after the date of this Presentation. • We have included various estimates of EBITDA and free cash flow, each of which are non‐GAAP financial measures, throughout the presentation.  Please see Appendix for the definition and reconciliation of these EBITDA and free cash flow estimates.

3 TESORO Los Angeles, CA 363 MBD Key Metrics 2010 2014 Enterprise Value* ($ billions) 3.5 11.1 Market Cap* ($ billions) 2.0 8.0 Refining Capacity (MBD) 665 850 Refining Complexity 9.8 11.5 Branded Retail Stations 880 2,268 Marketing Integration (%) 53 85 Employees 5,300 7,200 Retail Sales (2Q MBD) 87 275 As of 3/31/10  and  6/30/14 * As of 3/31/10 and 8/15/14 Mandan, ND 71 MBD Salt Lake City, UT 58 MBD Anacortes, WA  120 MBD Martinez, CA  166 MBD Kenai, AK 72 MBD San Antonio  Headquarters

4 TESORO LOGISTICS LP Key Metrics Enterprise Value*($ billions) 5.2 Market Cap*($ billions) 3.9 Crude Oil and Refined  Product Pipelines 1,570 miles High Plains Pipeline Throughput 100+ MBD High Plains Trucking Volume 50+ MBD Marketing Terminal Capacity 645+ MBD Marine Terminal Capacity 795 MBD Rail Terminal Capacity 50 MBD Dedicated Storage Capacity 9,200+ MBBLS TLLP growing rapidly into a premier Western US logistics provider Martinez Mandan Salt Lake City Los Angeles Kenai Anacortes As of  7/1/14 *As of 8/15/14 ‐ Includes July 2014 West Coast  Logistics Assets drop‐down.  (1) 1) Included in West Coast Logistics Assets acquisition.  Pipeline portion expected to close in the third or early fourth quarter 2014

5 Market Outlook ‐ Overview Key Drivers Tesoro’s View Global Economic Outlook  Moderate growth U.S. Economic Outlook  2 – 2.5% GDP growth Global Refining Capacity Capacity exceeds demand U.S. Refining Utilization High due to low feedstock and natural gas prices U.S. Crude Oil Supply Strong growth in North American crude oil production World Product Demand Growth Gasoline ~1%; diesel ~2% per year U.S. Product Demand Growth Gasoline flat; diesel ~1% per year U.S. Product Exports Strong and growing supported by U.S. competitive position Renewable Fuel Growth Delays in development of advanced fuels Regulatory Environment Challenges and uncertainty Source: Internal Tesoro estimates

• Distinctive Performance Objectives • Grow logistics ‒ Grow EBITDA by $200 million by 2015 ‒ Deliver incremental Tesoro shareholder value of $1 billion • Maintain financial discipline ‒ Maintain balance sheet strength, drive toward investment grade ‒ Invest free cash flow in high‐return capital projects ‒ Return excess cash to shareholders 6 Distinctive Performance Objectives 1) EBITDA Improvements through 6/30/2014 2) Improvements over 2013 results $ million 2014 YTD1 2014E 2015E Deliver California Synergies 100 160 – 180 260 – 300 Enhance gross margin 75 140 – 160 250 – 290 Business Improvements 25 70 – 90 80 – 120 Annual EBITDA Improvement2 200 370 – 430 590 – 710

2014E 2015E 2016E 2017E Synergy Capital Net Capital 2014E 2015E 2016E 2017E Annual EBITDA Synergies Note: Net synergy capital of ~$375 MM (including savings beyond 2017, which are reflected in 2017E, capital plan net of capital avoidance) 2017  emissions reduction is subject to final project scope and detailed engineering Deliver California Synergies 160 180 65 (40) Los Angeles Refinery Integration Project • Optimizes processing capability • Provides 30‐40 MBD product flexibility • Reduces CO2 emission 500,000 tons per year 7 $ millions 430‐490 375‐415 295‐335 195‐215 Synergy Categories • Feedstock Advantage • Logistics Optimization • Production Optimization • Operating Cost Improvements

• Largest California synergy capital project • Project includes1 – Provide 30 to 40 MBD of gasoline/distillate  yield flexibility – Decommissions Wilmington fluid catalytic  cracking unit – Reduces CO2 emissions – Advancing through engineering phase – Project completion expected early 2017 • Estimated net CAPEX of $140 to 160 million • Estimated EBITDA of $50 to 75 million  • Estimated IRR over 30% 8 Los Angeles Refinery Integration Project Improves the combined Los Angeles refinery competitive position 1) Based on original acquisition plans, this project remains subject to final project scope, board approval and permitting

Advantaged Crude Oil Supply • 2014 Full year impact – Salt Lake City Expansion Phase 1 – Mandan Diesel Desulfurization Unit  – Martinez Rail Unloading • Bakersfield Rail Unloading – 2014  • Salt Lake City Expansion Phase 2 – 2Q 2015 • Vancouver Energy–20151 • Trans Mountain Pipeline Expansion – 2017  Marketing Portfolio • Improve EBITDA $50‐60 Million by 20152 • Expand Exxon® and Mobil® Branded  Marketing Regions • Grow Wholesale Branded Volumes 9 Enhance Gross Margin Station Count by Brand Vancouver Energy Rail Terminal 2010 2011 2012 2013 880 1,175 1,402 2,265 ARCO Exxon/  Mobil USA Tesoro Shell 1) Subject to regulatory approval 2) Improvements over 2013 results

• Up to 360 MBD Rail‐to‐Marine Terminal – Joint venture with Savage Companies • Vancouver Energy advantages – Flexibility to deliver to all West Coast refineries – Competitive with direct rail cost to California – Existing rail and marine infrastructure • Milestones – Vancouver Energy granted lease 3Q13 – EFSEC approved land‐use consistency – Submission of Draft Environmental Impact Study  10 Vancouver Energy Completed Facility Operational Capacity 300 MBD Initial Crude Oil Movements1 2015 Tesoro Initial Committed Capacity 60 MBD A premier advantaged crude oil facility for the West Coast 1) Subject to regulatory approval 2) EFSEC‐Energy Facility Site Evaluation Council

West and East Coasts clearing destinations for Bakken crude oil 11 Rail Costs to Clear Bakken Note:  Rail cost estimates include only the railroad tariff  Bakken Permian PNW: $6‐7/bbl Vancouver  Energy: $6‐7/bbl SF: $9‐10/bbl LA: $9‐11/bbl

12 West Coast Mixed Xylenes • Xylene extraction up to 15,000 barrels per day, primarily from reformate • Processing at Anacortes Refinery • Project advantages: – Global xylene market is growing about 5% to 7% annually – Price‐advantaged inland crudes, such as Bakken, yield more naphtha – Transportation advantage to Asia • Expected facility startup in 20171 Tesoro will be a competitive supplier to the global mixed xylenes market 0 15 30 45 60 75 2010 2012 2014 2016 2018 2020 million tons  per annum Global Xylene Demand  Year‐on‐Year Growth2 1) Subject to regulatory approval 2) Based on five to seven percent growth rate, Source: Nexant 0 40 80 120 160 50 60 70 80 90 100 2004 2007 2010 2013 Crude utilization Reformer utilization West Coast Reformer Utilization Percent MBD

• Lowering operating costs in the California refinery system • Improving supply chain costs • Institutionalizing best practices through Operational Excellence  Management Systems (OEMS) to improve reliability • Utilizing Lean Six‐Sigma (LSS) to deliver sustainable business  improvements 13 Business Improvements 1) Versus Solomon Refinery Supply Corridor (RSC) 1st tercile, Pacific Northwest adjusted in 2010 and 2011 to exclude the impact of the 2010 Anacortes incident 2) Martinez and Wilmington only (Excludes Carson), energy costs based on the price of natural gas in 2012 for each year $/bbl 2010 2011 2012 California2 1.70  1.10  0.85  Pacific Northwest NA 0.05 0.30  Mid‐Continent 0.30  0.15  1.10  Weighted Average 1.15  0.55  0.75  Total Operating Expense Gap (Non‐energy)1

1.35 1.40 1.45  1.51  1.64  1.82 1.89  1.96 2.04  2.18 2.26  2.36 2.46  2 Q 1 1 3 Q 1 1 4 Q 1 1 1 Q 1 2 2 Q 1 2 3 Q 1 2 4 Q 1 2 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 14 Grow Logistics  Develop and acquire feedstock  supply and product distribution  assets to enhance integrated  value chain  Grow logistics to represent a  larger portion of Tesoro’s  operating income  Increase 3rd party revenue to 50%  of total revenue  Leverage TLLP’s lower cost of  capital to support Tesoro’s growth DISTRIBUTION PER LP UNIT  ($ ANNUALIZED) LOGISTICS IS KEY TO INTEGRATED BUSINESS MODEL 10 18 14 14 17 20 26 29 32 48 53 75 70 2 Q 1 1 3 Q 1 1 4 Q 1 1 1 Q 1 2 2 Q 1 2 3 Q 1 2 4 Q 1 2 1 Q 1 3 2 Q 1 3 3 Q 1 3 4 Q 1 3 1 Q 1 4 2 Q 1 4 ADJUSTED EBITDA ($MM)(1) 1) Adjusted EBITDA excludes any gain or loss on asset disposals (Boise terminal) and impairments and inspection and maintenance expenses associated with Northwest Products System

15 TLLP Strategic Drivers Increase EBITDA and cash distributions through  fee‐based logistics business model Focus on Stable,  Fee‐Based Business  Fee‐based committed businesses  Maintain stable cash flow Optimize Existing  Asset Base  Increase third‐party volumes  Consolidate Tesoro business into TLLP terminals Pursue Organic  Expansion  Opportunities  Execute growth projects  Leverage low cost of capital Grow Through  Strategic Acquisitions  Pursue acquisitions that fit Western‐US footprint  Strategic partner in Tesoro’s growth plan

16 TLLP Value Proposition to Tesoro TLLP’s growth drives significant Tesoro shareholder value creation 77 156 382 2012 2013 2015E TLLP EBITDA 2012 2013 2015E Tesoro’s Implied Value of TLLP  Ownership1 1) TSO Market Cap as of 8/15/14, LP value based on market price, GP value based on 25X distributions  2) Adjusted EBITDA, excludes predecessor results 3) Estimates based on TLLP first call consensus EBITDA figures as of 8/15/14 760 2,980 1,460 $ millions 3 3 Implied value per  Tesoro share $5.50 $10.80 $22.75 2 GP  Holdings LP Units

• Maintain a minimum cash balance of $600 to $800 million • Target TSO debt to capitalization below 30%1 • Target TLLP debt at 3 to 4x’s EBITDA • Invest in growth opportunities to  drive value creation • Return excess cash to shareholders • Drive towards investment‐grade credit rating 17 Maintain Financial Discipline Solid  Operating  Results Strong  Cash Flows Capital Discipline Balance  Sheet  Strength Strategic  Growth Return Excess  Cash to   Shareholders 1) Excluding TLLP debt and equity

• Operating cost advantage • Flexible yield structure • Access to cost‐advantaged crude oil • Integrated logistics infrastructure • Secure and ratable refinery off‐take • Cost‐advantaged regulatory compliance 18 Keys to Distinction on the West Coast Los Angeles acquisition transforms our capabilities

California Economy Source: BLS, Census Bureau 0% 2% 4% 6% 8% 10% 12% 14% 1998 2000 2002 2004 2006 2008 2010 2012 2014 Unemployment Rates, % CA US ‐6% ‐4% ‐2% 0% 2% 4% 6% 8% 10% 1998 2000 2002 2004 2006 2008 2010 2012 GDP Growth Rates, % Y‐o‐Y CA US • Economy continues to improve, preliminary July unemployment now at 7.4% • GDP surpassed pre‐recession levels with continued growth in 2013 • Population growth around 1% annually, above the national average 19

 ‐  250  500  750  1,000  1,250  1,500  1,750 2008 2010 2012 2014F 2016F PADD V Demand MBD 20 PADD V Demand Favorable market fundamentals • Gasoline demand expected to  grow 0‐0.5% annually through  2016 • Diesel demand expected to grow  about 1.0% annually • Net clean product exports  expected to be 175‐225 MBD • PADD V continues to imports jet  fuel Source:  EIA monthly data, forecast based on internal Tesoro forecasts Gasoline Diesel

21 PADD V Refining Utilization Source:  EIA monthly data, forecast based on internal Tesoro forecasts Operating today at pre‐recession utilization rates 90 92 91 88 88 80 81 82 83 84 92 93 91 88 89 86 88 87 90 91 70 75 80 85 90 95 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 Total EIA Capacity Operable Capacity Percent

22 PADD V Supply Demand Balance Average MBD Jul – Dec 20131 Production2 Demand Exports Gasoline 1,628 1,523 57 Diesel 618 499 149 Jet 451 445 ‐ Total 2,697 2,467 206 • Total refining capacity of 2.8 MMBD • Operating at 91% operable capacity • Market connected by shipping, not pipeline infrastructure • Highly integrated refining and marketing systems Source:  EIA monthly data, forecast based on internal Tesoro forecasts 1) July – December 2013, post Richmond downtime 2) Clean product production only, includes inter‐PADD movements and ethanol blending in gasoline

23 PADD V Refining Centers Source:  EIA data, Tesoro estimates. Imported estimates are non North American crude oil and the estimated ranges  can vary  Alaska Hawaii Pacific Northwest Northern California 630 MBD Capacity Over 90% >30 API 15‐25% imported crude oil 1040 MBD Capacity Under 40% >30 API 40‐60% imported crude oil 830 MBD Capacity Under 45% >30 API 40‐60% imported crude oil 150 MBD Capacity Over 85% >30 API 70‐80% imported crude oil Southern California 23% 23% 11% 17% 23% 21% 43% 39% PADD V Crude Oil Supply Foreign ANS N. American California 165 MBD Capacity Over 95% >30 API Less than 10% imported crude oil 2011                   2013

24 Summary Capital Spending  2013 2014E 2015E 2016E Tesoro Capital Spending1 $ in millions 1) Excludes self‐funded TLLP capital expenditures. All references to capital spending on this page are estimated 2) Net synergy capital $ millions 2013 2014E 2015E 2016E Maintenance 182 195 245 255 Regulatory 81 185 245 200 Synergy2 0 65 180 160 Income 216 180 120 155 Total 479 625 790 770 Summary Capital Expenditures 479 625 790 770 Capital spending plans well supported by strong and growing EBITDA Income Synergy Regulatory Maintenance

 Typical income projects IRR of  15 to 25%   Significant portion of near‐ term income capital spend  associated with expansion of  High Plains System  Income capital excludes spend  associated with potential  growth opportunities 25 TLLP Capital Spending Note: Maintenance and regulatory capital before reimbursements. All references to capital spending on this page are estimated 1) Inclusive of $5 million reimbursement from TSO 2) Inclusive of $30 million reimbursement from TSO 3) Inclusive of $10 million reimbursement from TSO Income capital expected to support significant organic growth 62 160 225 14 40 40 2013A 2014E 2015E CAPITAL SPEND  ($MM) Income Maintenance 31 2

26 Delivering Shareholder Value Enhance Gross Margin California Synergies Maintain Financial  Discipline Business ImprovementsGrow Logistics Transformation  through Distinctive  Performance

27 Composition of TSO Enterprise Value 1) These values reflect pre‐tax value to Tesoro. 2) Implied TLLP GP Value, See next page for additional details on GP valuation range and methodology  3) TLLP Debt + TLLP Non‐Controlling Interest 4) As of 8/15/2014 5) Book value of TLLP non‐controlling interest as of 6/30/2014 6) TLLP Debt is non‐recourse to TSO 7) Based on TSO’s ownership of 19.5 TLLP common units and market price as of  8/15/2014 of $70.13 8) Multiple = EV/EBITDA Multiple First Call as of 8/15/2014 Tesoro Corporation Enterprise Value Intrinsic  Value of Tesoro Logistics  within Tesoro’s Enterprise Value Market Capitalization(4) 8.0 TLLP Debt (6) 1.4 Total Debt 3.1 TLLP Non‐Controlling Interest (5) 1.2 TLLP Non‐Controlling Interest(5) 1.2 Market Value of TSO’s LP Interest(7) 1.4 Cash (1.2) Implied TLLP GP Value (2) 0.8 Total 11.1 Total 4.8 $ billions 8/15/14 Multiple8 Consolidated Enterprise Value (EV) 11.1 6.1x Implied Value of Tesoro Logistics within TSO EV (1) 4.8 16.1x Value of LP Units Owned by Tesoro (1, 7) 1.4 Implied Value of TLLP GP(1, 2) 0.8 Value Owned by Public and Debt (3) 2.6 Implied Refining and Marketing Enterprise Value (1) 6.3 4.0x

28 Estimated Value of Tesoro Logistics GP to Tesoro Value of Tesoro Logistics General Partner (“GP”) ($ millions) Annualized GP Distributions (Annualized 2Q14 GP Distribution of $8.3) $ 33.2 Multiple of GP Cash Flow (1) 20x 25x 30x Implied Value of GP Holdings (2) $ 664  $ 830  $ 996  1) General partner value estimated using a range of Wall Street market multiples for publically traded GP holding companies and does not necessarily reflect the appropriate   multiple for GP. The multiple is applied to the annualized  distribution to the GP for the most recent quarter 2) Implied GP Value estimated based on annualized GP distributions and cashflow multiple above; reflect pre‐tax value to Tesoro 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 QUARTERLY DISTRIBUTIONS TO TESORO 3.9 5.7 5.9 6.2 6.8 8.2 9.2 9.8 11.3 13.5 16.3 18.1 20.3 GP  Units LP  Units

29 Non‐GAAP Financial Measures EBITDA represents earnings before interest and financing costs, net, interest income, income taxes, and depreciation  and amortization expense. We present EBITDA because we believe some investors and analysts use EBITDA to help  analyze our cash flows including our ability to satisfy principal and interest obligations with respect to our  indebtedness and to use cash for other purposes, including capital expenditures. EBITDA is also used by some investors  and analysts to analyze and compare companies on the basis of operating performance and by management for  internal analysis. EBITDA should not be considered as an alternative to net earnings, earnings before income taxes,  cash flows from operating activities or any other measure of financial performance presented in accordance with  accounting principles generally accepted in the United States of America. EBITDA may not be comparable to similarly  titled measures used by other entities. (In millions) Unaudited California Synergies EBITDA ‐ Current View 2014E  2015E 2016E 2017E Forecasted net earnings $                     127  $                    193  $                    239  $                    280  Add income tax expense 75  113  141  165  Add depreciation and amortization expense  3  9  15  15  Forecasted EBITDA (1) $                     205  $                    315  $                    395  $                    460  1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid‐point range

# Non-GAAP Financial Measures

TESORO

| *(In millions) Unaudited* | Improvements EBITDA - 2014 YTD | | | |
|---|---|---|---|---|
| | California Synergies | Enhance Gross Margin | Business Improvements | Total |
| **Net earnings** | $ 63 | $ 42 | $ 16 | $ 121 |
| Add income tax expense | 37 | 26 | 9 | 72 |
| Add depreciation and amortization expense | 0 | 7 | 0 | 7 |
| **EBITDA** | $ 100 | $ 75 | $ 25 | $ 200 |

| *(In millions) Unaudited* | Forecasted Improvements EBITDA - 2014E | | | |
|---|---|---|---|---|
| | California Synergies | Enhance Gross Margin | Business Improvements | Total |
| **Forecasted net earnings** | $ 105 | $ 85 | $ 50 | $ 240 |
| Add income tax expense | 63 | 51 | 30 | 144 |
| Add depreciation and amortization expense | 2 | 14 | 0 | 16 |
| **Forecasted EBITDA (1)** | $ 170 | $ 150 | $ 80 | $ 400 |

| *(In millions) Unaudited* | Forecasted Improvements EBITDA - 2015E | | | |
|---|---|---|---|---|
| | California Synergies | Enhance Gross Margin | Business Improvements | Total |
| **Forecasted net earnings** | $ 169 | $ 160 | $ 62 | $ 391 |
| Add income tax expense | 102 | 96 | 38 | 236 |
| Add depreciation and amortization expense | 9 | 14 | 0 | 23 |
| **Forecasted EBITDA (1)** | $ 280 | $ 270 | $ 100 | $ 650 |

1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid-point range

30

31 Non‐GAAP Financial Measures (In millions) Unaudited Marketing  Improvements EBITDA 2015E Forecasted net earnings $                       31  Add income tax expense 18  Add depreciation and amortization expense  6  Forecasted EBITDA (1) $                       55  (In millions) Unaudited TLLP EBITDA ‐ December 31, 2013 (2) Tesoro Logistics LP  (Partnership) Predecessor Total Tesoro Logistics LP Net earnings $                       80  $                     (38) $                      42  Add interest and financing costs, net 40  0  40  Add depreciation and amortization expense  37  6  43  Less interest income (1) 0  (1) EBITDA $                     156  $                     (32) $                    124  (In millions) Unaudited TLLP Forecasted (2) 2015E Forecasted net earnings $                     219  Add interest and financing costs, net 75  Add depreciation and amortization expense  88  Forecasted EBITDA (1) $                     382 2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation 1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid‐point range

32 Non‐GAAP Financial Measures (In millions) Tesoro Logistics LP 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q 3Q 4Q Year 1Q 2Q Year Reconciliation of EBITDA to Net Income: Net income 8$ 15$ 11$ 34$ 12$ 13$ 15$ 17$ 57$ 19$ 19$ 21$ 21$ 80$ 44$ 33$ 77$ Depreciation and amortization expenses 2 2 2 6 2 3 3 3 11 4 6 13 14 37 16 16 32 Interest and financing costs, net - 1 1 2 - 1 2 6 9 5 7 12 15 39 18 18 36 EBITDA 10$ 18$ 14$ 42$ 14$ 17$ 20$ 26$ 77$ 28$ 32$ 46$ 50$ 156$ 78$ 67$ 145$ Gain (Loss) on asset disposals and impairments - - - - - - - - - 1 - - - 1 (5) - (5) Inspection and maintenance costs associated with the Northwest Product System - - - - - - - - - - - 2 3 5 2 3 5 Adjusted EBITDA 10$ 18$ 14$ 42$ 14$ 17$ 20$ 26$ 77$ 29$ 32$ 48$ 53$ 162$ 75$ 70$ 145$ RECONCILIATION OF AMOUNTS REPORTED UNDER U.S. GAAP 2013 20142011 2012 2) TLLP EBITDA is not representative of Tesoro consolidated EBITDA as intercompany transactions between TLLP and Tesoro are eliminated upon consolidation 1) When a range of estimated EBITDA has been disclosed and/or previously disclosed, we have included the EBITDA reconciliation for the mid‐point range